UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Roper Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. § 240.14a-101.

SEC 1913 (3-99)

ROPER INDUSTRIES, INC.

2160 Satellite Boulevard, Suite 200

Duluth, Georgia 30097

770-495-5100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2004 Annual Meeting of Shareholders of Roper Industries, Inc. (the “Annual Meeting”) will be held at our corporate offices at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097 on Wednesday, May 26, 2004, at 12-noon local time, for the following purposes:

1.	To elect four (4) Directors;

2.	To approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan; and

3.	To transact any other business properly brought before the meeting.

Only shareholders of record at the close of business on March 31, 2004 will be entitled to vote at the Annual Meeting or any adjourned meeting, and these shareholders will be entitled to vote whether or not they have transferred any of their common stock since that date.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

Shanler D. Cronk Secretary

Duluth, Georgia

April 12, 2004

PROXY STATEMENT

GENERAL

The enclosed Proxy is solicited by the Board of Directors of Roper Industries, Inc. We will bear the costs of proxy solicitation. In addition to soliciting proxies by use of the mails, our officers and regular employees may devote part of their time, without additional compensation, to solicitation by fax, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection.

Where multiple shareholders share the same address, only one copy of this Proxy Statement will be mailed to that address unless we have been notified by such shareholders of their desire to receive multiple copies of the Proxy Statement. If you share an address with another shareholder and wish to receive a separate Proxy Statement, you may instruct us to provide a separate Proxy Statement by writing to the attention of the Secretary at the address set forth in the following paragraph, or by calling at 770-495-5100. Shareholders who share the same address and already receive multiple copies of the Proxy Statement but prefer to receive a single copy may contact us at the same address and phone number to make such request.

The mailing address of our principal executive offices is Roper Industries, Inc., 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097. This Proxy Statement and the enclosed Proxy together with the 2003 Annual Report to Shareholders was mailed to shareholders on or about April 12, 2004. On written request mailed to the attention of Investor Relations at the above address, the Company will provide without charge a copy of our 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).

Please note that in August 2003, we changed our fiscal year end from October 31 to December 31. This attached Proxy Statement, therefore, includes disclosures for both the two-month transition period ended December 31, 2002 and our fiscal year ended December 31, 2003, and for the combined fourteen-months ended December 31, 2003.

VOTING SECURITIES

As of March 31, 2004 (the “Record Date”), we had outstanding 36,805,627 shares of common stock, all of which are entitled to vote. Our Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides that the holder of each outstanding share of common stock is entitled to five (5) votes, except that holders of outstanding shares of common stock with respect to which there has been a change in beneficial ownership during the four (4) years immediately preceding the Record Date will be entitled to one (1) vote per share. Accordingly, shares owned on or before March 31, 2000, and as to which there has been no change in beneficial ownership since that date, are entitled to five (5) votes per share. The actual voting power of each holder of common stock will be based on stock ownership on the Record Date, according to shareholder records at the time of the Annual Meeting. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which shares beneficially owned by the shareholder are entitled to five (5) votes for each share will be voted with one (1) vote for each share. See “OTHER INFORMATION - Voting by Proxy and Confirmation of Beneficial Ownership” on page 25.

You are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with your directions. If a Proxy is signed, but no directions are given, it will be voted (i) FOR the election of the nominees named herein for Director, and (ii) FOR the approval of the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan (the “Amended and Restated 2000 Incentive Plan”).

Under the rules of the New York Stock Exchange (the “NYSE”), brokers who hold shares in “street name” have discretionary authority to vote on the election of Directors and on other routine items when they have not received instructions from beneficial owners. Therefore, if you do not vote your Proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote customers’ shares on non-routine matters, such as the approval of the Amended and Restated 2000 Incentive Plan. Therefore, if your shares are held in street name and you do not vote your Proxy and your brokerage firm cannot vote your shares on a non-routine matter (a “broker non-vote”), your shares will not be voted and will not be counted in determining the number of shares necessary for approval. Shares represented by any broker non-votes will, however, be counted in determining whether there is a quorum to conduct business at the meeting.

With regard to the election of Directors, votes may be cast in favor of all nominees or withheld from all nominees or any particular nominee. Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting. Votes that are withheld and abstentions will be excluded entirely from the vote calculation and will have no effect on the outcome of the voting.

With respect to approval of the Amended and Restated 2000 Incentive Plan, votes may be cast for, against or abstain. The approval of the Amended and Restated 2000 Incentive Plan requires the affirmative vote of a majority of the votes cast, provided that the total votes cast represent over 50% in interest of all shares of common stock entitled to vote on the proposal. Abstentions with respect to approval of the Amended and Restated 2000 Incentive Plan will count as votes cast and will have the same effect as votes against the proposal. Broker non-votes will not count as votes cast, and otherwise will not affect the outcome of the voting, on the proposal.

VOTING PROCEDURES

The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

All shares of common stock in the Roper Industries, Inc. Employee’s Retirement Savings 003 Plan, the Roper Industries, Inc. Employee’s Retirement Savings 004 Plan and the Roper Industries, Inc. Employee Stock Purchase Plan that have been allocated to the account of a participant in each such plan for which the respective plan trustee receives voting instructions will be voted in accordance with those instructions. Common stock which has been allocated to the plan account of a participant and for which a trustee has not received voting instructions will not be voted.

COMMON STOCK OWNERSHIP BY MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the ownership of our single class of common stock issued and outstanding as of March 31, 2004 for:

each shareholder known by us to own beneficially more than 5% of our outstanding shares of common stock,

each Director,

our chief executive officer and each of our other five most highly compensated executive officers (the “Named Executive Officers”), and all of our Directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after

March 31, 2004 are deemed exercised and outstanding, while these shares are not deemed exercised and outstanding for computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner *	Beneficial Ownership of Common Stock	Percent of Class

T. Rowe Price Associates, Inc.(1)	4,438,350	12.1%
T. Rowe Price Mid-Cap Growth Fund, Inc.(2)	2,250,000	6.1%
Neuberger Berman, LLC(3)	1,946,630	5.3%
W. Lawrence Banks(4)	34,200	*	*
David W. Devonshire(4)	5,000	*	*
Donald G. Calder(4)(5)	313,563	*	*
John F. Fort III(4)(6)	33,700	*	*
Brian D. Jellison(4)	156,667	*	*
Derrick N. Key(4)	719,641	1.9%
Wilbur J. Prezzano(4)	36,200	*	*
Georg Graf Schall-Riaucour(4)(7)	441,200	1.2%
Eriberto R. Scocimara(4)(8)	76,054	*	*
Christopher Wright(4)	56,200	*	*
Nigel W. Crocker(9)	67,248	*	*
James A. Mannebach(9)	13,439	*	*
Martin S. Headley(9)	68,200	*	*
Timothy J. Winfrey(9)	12,334	*	*
All Directors and executive officers as a group (17 persons)(10)	2,255,241	6.0%

*	Each share beneficially owned continuously since March 31, 2000 is entitled to five votes per share. Therefore, the voting power of the persons listed above may significantly exceed the number of shares shown as beneficially owned either now or in the future. See “Other Information – Voting by Proxy and Confirmation of Beneficial Ownership” beginning on page 25.

**	Less than 1%.

(1)	The beneficial owner’s business address is 100 E. Pratt Street, Baltimore, Maryland 21202; has no voting power with respect to 3,630,300 shares. Such shares include all shares beneficially owned by T. Rowe Price Mid-Cap Growth Fund, Inc.

(2)	The beneficial owner’s business address is 100 E. Pratt Street, Baltimore, Maryland 21202; has no disposition power with respect to all shares. All such shares also are included in the number of shares beneficially owned by T. Rowe Price Associates, Inc.

(3)

The business address of Neuberger Berman, LLC is 605 Third Avenue, New York, New York 10158-0180. Neuberger Berman, LLC (“NB”) is a registered investment advisor. In its capacity as investment advisor, NB may have discretionary authority to dispose of or to vote shares that are under its management. As a result, NB may be deemed to have beneficial ownership of such shares. However, NB does not have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of March 12, 2004, of the shares set forth above, NB had sole voting power with respect to 108,086 shares, shared voting power on 1,422,600 and shared dispositive power with respect to 1,946,630 shares. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Berman Funds are deemed to be beneficial owners for purpose of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of the securities. NB is the sub-advisor to the above referenced Funds. It should be further noted that the above mentioned shares are also included with the shared power to dispose calculation.

(4)	Includes 30,200 shares (Mr. Banks), 2,000 shares (Mr. Calder), 29,400 shares (Mr. Fort), 156,667 shares (Mr. Jellison), 179,222 shares (Mr. Key), 3,000 shares (Mr. Devonshire), 34,200 shares (Mr. Prezzano), 24,200 shares (Mr. Schall-Riaucour), 30,200 shares (Mr. Scocimara), and 30,200 shares (Mr. Wright), subject to options exercisable within 60 days of March 31, 2004.

(5)	Includes (a) 12,600 shares owned by a family foundation of which Mr. Calder is president and a director, (b) 169,619 shares owned by Mr. Calder’s spouse and (c) 14,400 shares held by a trust with respect to which Mr. Calder is a co-trustee and shares voting and disposition powers. Mr. Calder disclaims any beneficial ownership interest in any shares owned by his spouse.

(6)	Includes 1,100 shares owned by Mr. Fort’s spouse as to which he disclaims any beneficial ownership.

(7)	Includes 399,000 shares owned by Wittelsbacher Ausgleichsfonds, a German foundation of which Mr. Schall-Riaucour is general director, and as such, is authorized to vote and dispose of such shares. Mr. Schall-Riaucour disclaims beneficial ownership of all such shares.

(8)	Includes 24,000 shares owned by Mr. Scocimara’s spouse as to all of which he disclaims any beneficial ownership.

(9)	Includes 58,334 shares (Mr. Crocker), 13,334 shares (Mr. Mannebach), 64,000 shares (Mr. Headley), and 12,334 shares (Mr. Winfrey) subject to options exercisable within 60 days of March 31, 2004.

(10)	Includes for both the number of shares and percent of class 787,833 shares subject to options exercisable within 60 days of March 31, 2004. We believe that approximately 1,238,416 of the shares beneficially owned by our non-management Directors are entitled to five votes per share and that approximately 82,525 of the shares beneficially owned by our executive officers are entitled to five votes per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our Directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership. Executive officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-month transition period ended December 31, 2002 and the fiscal year ended December 31, 2003 all of our executive officers and Directors complied with applicable Section 16(a) filing requirements, except Messrs. Key, Jellison, Headley, Cronk, O’Grady, Crocker and Winfrey were each inadvertently late in filing one Form 4 with respect to the November 19, 2002 grant of stock options under our Roper Industries, Inc. 2000 Stock Incentive Plan, as amended (the “2000 Incentive Plan”).

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Proposal 1: Election of Four (4) Directors

Our Certificate of Incorporation provides that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than the minimum number required under Delaware law. The Board of Directors has fixed the number of Directors at 10. The Certificate of Incorporation also provides that the Board of Directors shall be divided into three classes of Directors, with the term of one class expiring at each annual meeting of shareholders and each class serving three-year terms. Two of the three classes comprise three Directors and the third class comprises four Directors.

The terms of office of Messrs. Jellison, Banks, Devonshire and Fort expire at the Annual Meeting and such persons are proposed by the Board of Directors to stand for reelection as Directors for terms expiring at the 2007 Annual Meeting of Shareholders. Proxies received without voting instructions will be voted FOR the nominees listed below. In the event any nominee is unable to serve (which is not anticipated), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

Nominees for reelection at the 2004 Annual Meeting for terms expiring at the 2007 Annual Meeting	Positions and Offices with Roper	Age

Brian D. Jellison (1)	Chairman of the Board, President and Chief Executive Officer	58
W. Lawrence Banks (2)	Director	65
David W. Devonshire (3)(4)	Director	58
John F. Fort III (2)	Director	62

Directors whose terms expire at the 2005 Annual Meeting

Donald G. Calder (1)	Director	66
Derrick N. Key (1)	Director	56
Christopher Wright (2)(3)	Director	46

Directors whose terms expire at the 2006 Annual Meeting

Wilbur J. Prezzano (1)(3)	Director	63
Georg Graf Schall-Riaucour (4)	Director	64
Eriberto R. Scocimara (4)	Director	68

(1)	Member of the Executive Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Corporate Governance and Nominating Committee.

(4)	Member of the Audit Committee.

Brian D. Jellison has served as Chairman of our Board of Directors since succeeding Mr. Key on November 19, 2003, and as our President and Chief Executive Officer since November 6, 2001 when he first joined Roper, succeeding Mr. Key in those offices. From January 1998 to July 2001, Mr. Jellison was corporate executive vice president of Ingersoll-Rand Company, or IR, a worldwide provider of climate control, industrial solutions, infrastructure development and security and safety products. During this period, in addition to serving as executive vice president, Mr. Jellison held the following positions: president of the industrial sector, president of the infrastructure development sector, and president of IR Europe. From 1994 to 1998, he was a corporate vice president and head of IR’s architectural hardware business. From 1985 until 1994, he held several IR product line, division and group senior executive positions, with lead responsibility for the financial performance and supervision of a wide variety of global businesses. During his career at IR, Mr. Jellison assumed the principal responsibility for completing and integrating a variety of public and private new business acquisitions. He is a director of Champion Enterprises, Inc. and serves on its board and as chairman of its board audit and financial resources committee.

W. Lawrence Banks has been a Director since December 1991. He served as a director of Robert Fleming & Co., Limited, a British merchant banking firm, from 1974, and as its deputy chairman from April 1990, until March 1998 when he retired from that firm. Prior to his retirement he also served as chairman of its U.S. subsidiary, Robert Fleming, Inc., a U.S. investment banking company.

David W. Devonshire has been a Director since November 20, 2002. Since April 2002, he has served as executive vice president and chief financial officer of Motorola, Inc., a global provider of integrated communications and embedded electronics solutions. From January 1998 to March 2002, he served as executive vice president and chief financial officer of Ingersoll-Rand Company, prior to which from July 1993 he served as senior vice president and chief financial officer of Owens Corning, a worldwide provider of building materials systems and composites systems. Mr. Devonshire is a director of several privately held companies.

John F. Fort III has been a Director since December 1995. Since March 2003, he has served as an advisor director of Tyco International Ltd., a diversified products manufacturer and service company. Prior thereto, he was a director and was formerly its chairman (from December 1982 through January 1993) and chief executive officer (from December 1982 through July 1992) until his retirement in January 1993.

Donald G. Calder has been a Director since December 1981, and served as our Vice President from December 1981 until May 1996 and our Treasurer from December 1991 to May 1993. Mr. Calder is president, chief executive officer and director of G. L. Ohrstrom & Co., Inc., a privately held private equity investment company, and was a partner of its predecessor, G. L. Ohrstrom & Co., from 1970 to October 1996. Mr. Calder is currently a part-time employee of Roper. He is a director of Carlisle Companies Incorporated, Central Securities Corp., Brown-Forman Corp. and several privately owned companies.

Derrick N. Key has been a Director since December 1991. Mr. Key served as our Chairman from November 1994 through November 19, 2003. He was our Chief Executive Officer from December 1991 to November 2001 and our President from February 1989 to November 2001. Mr. Key is currently a part-time employee of Roper. Since September 2002, Mr. Key has served as vice-chairman of the board of directors of G.L. Ohrstrom & Co., Inc. and is a director of several privately owned companies.

Christopher Wright has been a Director since December 1991. Mr. Wright is a director of Merifin Capital, Inc., an affiliate of a private European investment firm. From May 2000 through June 2003, Mr. Wright was chief executive officer of Dresdner Kleinwort Capital, the private equity arm of Dresdner Bank, AG, Frankfurt, and from July 1998 through June 2003, he was a managing director of its affiliate, Dresdner Kleinwort Wasserstein. Since 1986, he has served on the boards of several privately owned companies and venture capital funds. He is a director of Genaissance Pharmaceuticals, Inc., I-Document Systems plc. and Mrs. Fields Famous Brands, LLC, and he is an advisory director of Campbell Lutyens & Co. Ltd., a private U.K. investment bank.

Wilbur J. Prezzano has been a Director since September 1997. After a 32-year career at Eastman Kodak Company where he served in various executive capacities, Mr. Prezzano retired in January 1997 as its board vice-chairman and as chairman and president of its greater China region businesses. Mr. Prezzano served as a director of Eastman Kodak Company from May 1992 until his retirement. Mr. Prezzano is a director of TD Waterhouse Bank, N.A. and Lance, Inc.

Georg Graf Schall-Riaucour has been a Director since January 1995. He has been general director of Wittelsbacher Ausgleichsfonds, a German foundation, since May 1994, prior to which since 1971 he was senior partner of the Munich, Germany law firm of Stever & Beiten. Mr. Schall-Riaucour is a director of several privately held U.S. companies.

Eriberto R. Scocimara has been a Director since December 1991, and was earlier a Director from December 1981 to December 1984. Mr. Scocimara has been president and chief executive officer of the Hungarian-American Enterprise Fund, a privately-managed investment company, since April 1994, and he has been the president of Scocimara & Company, Inc., an investment management company, since 1984. Mr. Scocimara is a director of Carlisle Companies Incorporated, Quaker Fabric Corporation, Euronet Worldwide, Inc. and several privately held companies.

Nominating Process

The four Directors standing for reelection at the Annual Meeting were unanimously nominated by our Board of Directors. In the future under corporate governance guidelines being developed by our Board of Directors we expect that our independent Corporate Governance and Nominating Committee, acting under its charter also being developed, will have determined the desired skills, ability, judgment and other criteria deemed appropriate for service as a Director and will be responsible for recommending new Director candidates and re-nomination of existing Directors based on those criteria before such candidates are formally nominated by our Board. We expect to adopt and publish on our website (www.roperind.com) by the time of the Annual Meeting our corporate governance guidelines and the Corporate Governance and Nominating Committee charter.

Director Independence

In November 2003, the Board of Directors adopted new Director independence standards. These independence standards meet or exceed the requirements of the Sarbanes-Oxley Act of 2002, SEC rules and regulations and the NYSE listing standards. As required by the Director independence standards, the Board of Directors reviewed and analyzed the independence of each Director in November 2003. The purpose of the review was to determine whether any particular relationships or transactions involving Directors or their affiliates or immediate family members were inconsistent with a determination that the Director is independent for purposes of serving on the board and its committees. During this review, the Board examined transactions and relationships between Directors or their affiliates and Roper or our management. As a result of this review, the Board of Directors affirmatively determined that all Directors are independent, except for Messrs. Jellison, Key and Calder, and that each member of the Audit, Compensation and Corporate Governance and Nominating Committees is independent for purposes of serving on such Committees.

Meetings of the Board and Board Committees

The Board of Directors of the Company, which held one meeting during the two-month transition period ended December 31, 2002, and seven meetings during the fiscal year ended December 31, 2003, has standing Executive, Audit, Compensation, and Corporate Governance and Nominating Committees. The Audit Committee operates under a written charter which is attached to this Proxy Statement as Annex A. The charters of the Compensation and Corporate Governance and Nominating Committees are currently being developed and will be adopted no later than the Annual Meeting.

The Executive Committee, which has the authority to exercise all powers of the Board of Directors between regularly scheduled Board of Directors meetings, did not meet during the two-month transition period ended December 31, 2002 or during the fiscal year ended December 31, 2003.

The functions and responsibilities of the Audit Committee are described in the “AUDIT COMMITTEE REPORT” on page 18. The Audit Committee held one meeting during the two-month transition period ended December 31, 2002 and seven meetings during the fiscal year ended December 31, 2003. The Board of Directors has determined that based on his extensive background and expertise, particularly as the chief financial officer of various other public companies, Mr. Devonshire, meets the criteria of an “audit committee financial expert” under SEC rules.

The Compensation Committee administers our executive incentive compensation programs and decides upon annual salary levels and incentive compensation awards for the Company’s executive officers. The Compensation

Committee held one meeting during the two-month transition period ended December 31, 2002 and two meetings during the fiscal year ended December 31, 2003.

During the two-month transition period ended December 31, 2002 and the fiscal year ended December 31, 2003, all of the Company’s Directors attended at least 75% of the total number of meetings of the Board of Directors and of any Board Committee on which he served. There presently is no policy on Director attendance at annual meetings of shareholders, but the Board of Directors is considering such a policy. One of our Directors attended the 2003 Annual Meeting of Shareholders.

Shareholder Communications

Our Board of Directors provides a process for shareholders to send written communications to the Board. Shareholders may send written communications to the Board, or the non-management members of the Board, in care of Roper Industries, Inc., 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097, Attention: Secretary. The Secretary will compile all such communications from shareholders and submit them as addressed to the Directors on a periodic basis. This process for shareholders to send such written communications also is set forth on our website (www.roperind.com).

Director Nominations by Shareholders

Our Board of Directors has no specific policy regarding consideration of shareholder Director nominees, but its Corporate Governance and Nominating Committee is considering such a policy. Under our by-laws, nominations for Director may be made by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the by-laws to our Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. No shareholder Director nominee proposal in connection with the Annual Meeting was received under our bylaws or otherwise from any shareholder or group of shareholders. For our 2005 Annual Meeting we must receive this notice on or after January 26, 2005, and on or before February 25, 2005. You can obtain a copy of the full text of the by-law provision by writing to Roper Industries, Inc., 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attention: Secretary. A copy of our by-laws has been filed with the SEC as an exhibit to our Quarterly Report on Form 10-Q filed September 13, 2000. A copy of the by-laws can also be viewed on our website (www.roperind.com).

Compensation of Directors

Pursuant to Board compensation policies effective throughout the fourteen-months ended December 31, 2003, each Director, except Messrs. Key and Jellison, received an annual fee of $42,500, paid in quarterly installments, and additional fees of $2,000 for each day of attendance in person at Board meetings. Additionally, the chairman of each of the Audit, Compensation and Corporate Governance and Nominating Committees received an annual fee of $5,000, and each Board committee member (including its chairman) received $1,000 for each day of attendance in person at Board committee meetings.

In November 2002, Mr. Banks, Mr. Calder and Mr. Fort were each paid $15,000, and Mr. Prezzano was paid $20,000, for service during the fiscal year ended October 31, 2001 on a special Board committee, of which Mr. Prezzano served as chairman, appointed to conduct the search for a successor to Mr. Key as our President and Chief Executive Officer.

Directors who were also employees were eligible to participate (i) in the Roper Industries, Inc. Employees’ Retirement Savings 003 Plan, to which we contributed a minimum of 3% and up to a maximum of 7 1/2% of their eligible earnings and (ii) the 2000 Incentive Plan in which management and other employees participate. Directors who were not employees were entitled to participate in the Company’s 1993 Stock Plan for Non-employee Directors which provides for annual grants of up to 4,000 options to purchase shares of common stock or of restricted shares of common stock, or some combination of both, commencing in the year of the first annual meeting of shareholders following the year of initial appointment, subject to adjustment for certain capital transactions.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the fourteen-months ended December 31, 2003, the members of the Compensation Committee were Messrs. Fort, Banks and Wright.

Mr. Key was our Chairman of the Board of Directors until November 19, 2003 and:

•	served as a Director of Tritex Corporation, a privately-held company that has no compensation committee and of which Mr. Calder served as an executive officer;

•	served as a Director of VIP Holdings, Inc. and its subsidiary, VIP Incorporated, both of which are privately held companies that do not have compensation committees and of which Mr. Calder served as an executive officer; and

•	served as vice chairman of the board of Directors of G.L. Ohrstrom & Co., Inc., a privately held company which has no compensation committee and of which Mr. Calder served as an executive officer.

Code of Ethics

We presently are developing and plan to adopt by the time of the Annual Meeting a code of ethics that will apply to our Chief Executive Officer and Chief Financial Officer, who also is our chief accounting officer, and persons performing similar functions. The code of ethics will be available on our website (www.roperind.com) when adopted. Any amendments to, or waivers of, the code of ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Executive Officers

The following table sets forth certain information concerning our current executive officers as of the Record Date. The executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors.

Name	Position and Offices with Roper	Age
Brian D. Jellison*	Chairman of the Board of Directors, President and Chief Executive Officer	58

Nigel W. Crocker	Vice President, Instrumentation	49

Shanler D. Cronk	Vice President, General Counsel and Secretary	55

Martin S. Headley	Vice President and Chief Financial Officer	47

James A. Mannebach	Vice President, Industrial Technology	44

C. Thomas O’Grady	Vice President, Mergers and Acquisitions	52

Timothy J. Winfrey	Vice President, Energy Systems and Controls	43

Benjamin W. Wood	Vice President, Scientific and Industrial Imaging	43

*	See “Proposal 1: Election of Four (4) Directors” above.

Nigel W. Crocker has been our Vice President, Instrumentation, and Vice President of our former analytical instrumental segment, since November 1996. From September 1995 until November 1996, he served as president of AMOT U.S. and from October 1991 until November 1996 he served as managing director of AMOT U.K. Mr. Crocker served as managing director of Jiskoot Autocontrol Ltd. U.K., a control engineering company, from January 1990 until August 1991.

Shanler D. Cronk has been our Vice President and General Counsel since September 1993, prior to which he served as our corporate counsel since January 1992, and was appointed our Secretary in November 1996. From June 1991 to January 1992, he served as chief counsel to Nevada Goldfields, Inc., a U.S. based gold mining company, prior to which he was engaged in corporate and securities private law practice.

Martin S. Headley has been our Vice President and Chief Financial Officer since July 1996. From July 1993 to June 1996, Mr. Headley served as chief financial officer of the U.S. operations of McKechnie Group, plc, a manufacturer of components and assemblies for a variety of industries. From June 1990 to July 1993, he served as controller-international operations for AM Multigraphics, a manufacturer and distributor of printing and reproduction equipment and supplies, prior to which Mr. Headley, a Certified Public Accountant (U.S.) and a Chartered Accountant (England and Wales), was engaged in a public accounting practice.

James A. Mannebach has been our Vice President, Industrial Technology, since January 20, 2003, following a 15-year management career at Emerson Electric Co., a designer, manufacturer and seller of electrical systems and services. From April 2002 until joining us, he served as vice president, financial administration in which position he was responsible for the design and implementation of Emerson’s enterprise-wide, global shared services, prior to which from August 2000 he served as president of Emerson’s process flow business group comprising the Micro Motion, Brooks Instruments and Rosemount flow division business units. From August 1998 to July 2000, he was president of the Micro Motion unit, prior to which from July 1997 he served as chief financial officer of Emerson’s Fisher-Rosemount unit. From April 1988 until May 1997, he served several of Emerson’s businesses in a variety of financial planning and analysis managerial positions.

C. Thomas O’Grady has been our Vice President, Mergers and Acquisitions, since April 2001. From April 1997 until April 2001, Mr. O’Grady served as corporate director of acquisitions for FMC Corporation, a global chemical company, and was responsible for heading the development and establishment of a variety of joint ventures and other corporate partnerships and for completing several new business acquisitions and financings for FMC’s machinery, chemical and airline services businesses. From December 1996 to March 1997, he was president of the affiliated FMC Development Corporation, which developed and launched a new financial services unit to support capital projects and other business opportunities in emerging markets, mainly Russia, Eastern Europe, Asia and Mexico. From June 1996 to November 1996, Mr. O’Grady was director of manufacturing for FMC’s energy and transportation group and from March 1993 until June 1996, was controller of that business unit.

Timothy J. Winfrey has been our Vice President, Energy Systems and Controls, since June 2002. From October 2001 until June 2002, he was president of IR’s commercial and retail air solutions business, prior to which from May 1999 he was vice president and general manager of IR’s reciprocating compressor division. From June 1996 until April 1999, Mr. Winfrey was first, director of corporate development and then general manager of the joint ventures and services business of Owens Corning, prior to which from July 1995 he was first, manager, strategic planning and then associate director, corporate development of the Eaton Corporation, a diversified industrial manufacturer. Mr. Winfrey also held various project management positions at British Petroleum, a global leader in the oil, gas and energy business, from August 1990 until December 1994.

Benjamin W. Wood has been our Vice President, Scientific and Industrial Imaging, since May 2003. Prior to joining us, he served for four years at IR in strategic planning, financial analysis, and business development roles before becoming vice president of marketing for the infrastructure sector in 2000. Mr. Wood’s earlier experiences include 11 years in Asia in entrepreneurial and corporate roles for technology and software companies, including managing director of Datamatic, Inc., an information technology company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is appointed by the Board of Directors and is comprised of three independent Directors. The Committee has responsibility for all compensation matters concerning our executive compensation programs and the overall compensation levels for the Company’s executive officers.

Compensation Philosophy

The Company’s executive compensation program is intended to attract, motivate and retain senior corporate management by providing competitive compensation opportunities that are linked to Roper’s annual and long-term performance. The cornerstones for our executive compensation program are: base salaries which reflect such factors as level of responsibility, individual performance, and external competitiveness; annual incentive bonus awards which are payable in cash or common stock upon the achievement of annual financial objectives approved by the Board of Directors; and long-term incentive opportunities principally in the form of stock options and other stock-based awards which strengthen the mutuality of interests between management and Roper’s shareholders. Other compensation elements, such as severance and sign-on bonus arrangements are employed when deemed appropriate to the recruitment and retention of senior-level management executives.

We strive to provide competitive compensation opportunities which also emphasize effectively rewarding management for the achievement of targeted financial performance objectives. The Committee supports a pay-for-performance policy that links compensation amounts to business and individual performance. While the establishment of base salaries turns principally on the factors noted above, annual incentive bonuses for our executive officers responsible for the operations and growth of Roper’s business groups are based principally on the financial performance of their respective business groups, and for other executive officers are based principally on the financial performance of Roper as a whole. In addition, the program provides stock incentive opportunities designed to align the interests of management with our other shareholders through ownership of common stock.

Management Compensation Program

Compensation paid to our executive officers, including the Chief Executive Officer, for the two-month transition period ended December 31, 2002 and the fiscal year ended December 31, 2003 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of base salary, cash incentive bonuses and stock options granted under our 2000 Incentive Plan.

Base Salary

With respect to determining the base salary of executive officers, the Compensation Committee takes into consideration a variety of factors including the executive’s level of responsibility and individual performance, and the salaries of similar positions in Roper and in comparable companies deemed relevant by the Committee. The Committee also engages the services of independent consultants from time to time to assess such comparable, external compensation forms and values. Executive officer base salary reviews and adjustments typically are made annually, but such adjustment may be made effective at different intervals as determined appropriate by the Committee.

Annual Incentive Bonus Program

Our annual incentive bonus program for executive officers typically is based on the achievement of financial performance targets which generally are established at the commencement of a fiscal year, subject to adjustment throughout the year as the Compensation Committee deems appropriate. Additional factors related to the creation of shareholder value are also considered when deemed appropriate by the Committee. Although the program presently emphasizes cash bonus payments, common stock awards in certain instances also may be utilized. The principal performance criteria utilized for the fourteen-months ended December 31, 2003 was adjusted earnings per share.

Final calculation of our financial performance and the applicable financial measures utilized for bonus purposes are made after the completion of the fiscal year at which time awards are determined and subsequently paid. Individual annual incentive bonus awards to executive officers for the aggregate fourteen-months ended December 31, 2003 were determined by the Committee and approved by the independent Directors based on application of the aforementioned factors to Roper’s financial performance for the fiscal year ended December 31, 2003, and taking into account the value to our shareholders of the December 2003 NTGH acquisition and our related recapitalization.

Subject to approval of our shareholders at the Annual Meeting, the Board of Directors has adopted certain amendments to the 2000 Incentive Plan described under “Proposal 2: Approval of Amended and Restated 2000 Incentive Plan”.

Long Term Stock Incentive Plans

The long-term incentive element of our management compensation program is in the form of stock-based awards, principally stock option grants. These generally discretionary awards typically vest over a multi-year period and are granted and administered by the Compensation Committee under the 2000 Incentive Plan which is intended to create an opportunity for key employees of the Company to acquire an ownership interest in and thereby enhance their efforts in the service of Roper and our shareholders. An executive officer’s offer of employment often provides for an initial stock-based incentive award.

During the two-month transition period ended December 31, 2002, the Committee approved grants of stock options to executive officers and key employees at the exercise prices of $38.35, and during the fiscal year ended December 31, 2003, the Committee approved grants of stock options to executive officers and key employees at exercise prices ranging from $29.80 to $42.98 per share. All exercise prices were the then-current fair market value of the common stock for which the options were granted and most of which will become exercisable cumulatively on each succeeding anniversary of their respective grant dates through 2005 or 2006 for our executive officers, or 2007 or 2008 for our other key employees.

Chief Executive Officer Compensation

Brian D. Jellison was Chief Executive Officer and President of the Company during the fourteen-months ended December 31, 2003. His annual base salary rate during the two-month period ended December 31, 2002 and the fiscal year ended December 31, 2003 was $700,000. For subsequent periods his base salary will be subject to review and adjustment by the Compensation Committee.

Mr. Jellison also participated in the incentive cash bonus program for the fourteen-months ended December 31, 2003 which established target performance goals approved by the Committee. For that period he received an incentive cash bonus in the amount of $700,000. This award was based on Roper’s earnings for the applicable period and the successful identification, negotiation and execution of the NTGH acquisition and the related recapitalization. Mr. Jellison also will participate in future incentive compensation programs established for our executive officers.

In November 2002 the Committee granted to Mr. Jellison stock options to purchase 100,000 shares of common stock at an exercise price of $38.35 per share, which will vest ratably over a three-year period from the date of grant. Mr. Jellison is eligible to receive future incentive stock grants at the discretion of the Committee.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such compensation is “performance-based”. The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Compensation Committee, and certification by the Committee that performance standards were satisfied. In general, the Committee intends to structure compensation programs for our executive officers so as to qualify for the deductibility of compensation awards under Section 162(m).

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

John F. Fort III, Chairman

W. Lawrence Banks

Christopher Wright

The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the cash compensation and additional incentive compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2003, the two-month transition period ended December 31, 2002 and the fiscal years ended October 31, 2002 and 2001.

Summary Compensation Table

Name and Principal Position	Period	Annual Salary	Compensation Bonus	Other Annual Compensation			Number of Securities Underlying Options	All Other Compensation
Brian D. Jellison(1) Chairman of the Board, President and Chief Executive Officer	2003 Nov.-Dec. 2002 2002 2001	$700,000 116,667 575,000 —	$700,000 — 500,000	$	— — 192,425 —	(3)	— 100,000 200,000 —	$90,000 51,875 43,125 —	(2)

Nigel W. Crocker Vice President, Instrumentation	2003 Nov.-Dec. 2002 2002 2001	$260,000 40,000 236,667 216,667	$100,000 — 189,120 194,150	$	— — — —		— 25,000 15,000 15,000	$35,587 3,000 32,828 21,184	(4)

Martin S. Headley Vice President and Chief Financial Officer	2003 Nov.-Dec. 2002 2002 2001	$255,000 40,833 241,919 223,081	$255,000 — 132,300 214,057	$	— — — —		— 15,000 15,000 15,000	$29,048 3,063 31,613 22,033	(5)

James A. Mannebach(6) Vice President, Industrial Technology	2003 Nov.-Dec. 2002 2002 2001	$263,542 — — —	$125,000 — — —		— — — —		40,000 — — —	$10,313 — — —	(7)

Timothy J. Winfrey(8) Vice President, Energy Systems and Controls	2003 Nov.-Dec. 2002 2002 2001	$265,000 40,000 100,000 —	$100,000 — 96,100 —	$	— — 188,973 —	(10)	— 25,000 20,000 —	$16,894 600 — —	(9)

Derrick N. Key Former Chairman of the Board	2003 Nov.-Dec. 2002 2002 2001	$300,000 65,000 422,500 575,833	$100,000 — 210,660 552,826	$	— — — —		— 16,667 16,667 25,000	$46,110 4,875 47,195 62,626	(11)

(1)	Mr. Jellison joined Roper on November 6, 2001.

(2)	Non-qualified defined contribution plan contributions.

(3)	Includes $186,008 of temporary living, relocation and moving expense reimbursements.

(4)	Includes qualified defined contribution plan contributions of $15,000, non-qualified defined contribution plan contributions of $19,059, and supplemental executive retirement and life insurance plan premiums of $1,528.

(5)	Includes qualified defined contribution plan contributions of $11,954 and non-qualified defined contribution plan contributions of $17,094.

(6)	Mr. Mannebach joined Roper on January 20, 2003.

(7)	Qualified defined contribution plan contributions.

(8)	Mr. Winfrey joined Roper on June 1, 2002.

(9)	Includes qualified defined contribution plan contributions of $12,019 and non-qualified defined contribution plan contributions of $4,875.

(10)	Includes $187,017 of temporary living, relocation and moving expense reimbursements.

(11)	Mr. Key ceased to serve as our Chairman of the Board of Directors in November 2003. Includes qualified defined contribution plan contributions of $15,000, non-qualified defined contribution plan contributions of $23,576 and supplemental executive retirement and life insurance plan premiums of $7,534.

Option Grants in Last Fiscal Year*

	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year*	Exercise or Base Price ($/Share)	Expiration Date	Value at Grant Date (2)
Brian D. Jellison	100,000	19.2%	$38.35	11/18/2012	$1,545,670

Nigel W. Crocker	25,000	4.8%	38.35	11/18/2012	386,417

Martin S. Headley	15,000	2.9%	38.35	11/18/2012	231,850

James A. Mannebach	40,000	7.7%	29.80	04/02/2013	473,701

Timothy J. Winfrey	25,000	4.8%	38.35	11/18/2012	386,417

Derrick N. Key	16,667	3.2%	38.35	11/18/2012	257,617

*	The options were all granted during the two-month transition period ending on December 31, 2002, except for Mr. Mannebach’s grant in April 2003.

(1)	These stock options vest cumulatively at a rate of one-third per year on each of the three succeeding anniversaries of the date of the grant.

(2)	The estimated present value at grant date of options granted during the fourteen-months ended December 31, 2003 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of seven years; risk free return rates of between 3.42 and 3.99%; volatility rates of between 35 and 36%; and a dividend yield of .75% . The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”. Use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of Roper common stock during the applicable period.

Aggregated Option Exercises in Last Fiscal Year And Year End Option Values*
Name	Number of Shares Acquired on Exercise	Value ($) Realized	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable/ Unexercisable	Value ($) of Unexercised In-the- money Options at December 31, 2003 Exercisable/ Unexercisable
Brian D. Jellison	—	—	156,667 / 143,333	1,326,905 / 1,326,095

Nigel W. Crocker	—	—	58,334 / 34,666	1,140,844 / 409,324

Martin S. Headley	—	—	64,000 / 28,000	1,288,748 / 366,598

James A. Mannebach	—	—	0 / 40,000	0 / 778,400

Timothy J. Winfrey	—	—	12,334 / 32,666	132,384 / 347,666

Derrick N. Key	100,000	$2,203,096	179,222 / 36,112	5,243,793 / 457,492

*	Includes options exercised as well as options granted during the two-month transition period ending on December 31, 2002.

Employment Agreement and Executive Service Arrangements

Brian D. Jellison

We entered into an employment agreement effective as of November 6, 2001 with Brian D. Jellison. In accordance with the terms of the agreement, the Board of Directors annually reviews and adjusts Mr. Jellison’s base salary rate and reviews his entitlement to an annual bonus of up to 100% of his base salary upon achievement of target performance goals established by the Compensation Committee. During our fiscal year ended December 31, 2003, Mr. Jellison’s base salary was $700,000. In addition, the employment agreement provides for customary vacation, holidays and sick leave, business expense reimbursement, and pension and welfare benefits.

In the event Mr. Jellison’s employment is terminated without cause, or Mr. Jellison resigns for good reason, then that portion of any option (including any options that may be granted to Mr. Jellison otherwise than under the employment agreement) that would have vested at the next anniversary of the effective date of the grant will become vested and any options held by Mr. Jellison to the extent then vested will become exercisable.

Under the employment agreement, Mr. Jellison may terminate his employment for “good reason” (as defined in the agreement) and may voluntarily resign upon 60 days’ written notice. In the event of Mr. Jellison’s resignation or termination of his employment for any reason other than for cause, in addition to any amounts owed to him for services through the date of termination of employment and the severance benefits described below, Mr. Jellison will be entitled to receive a pro rata amount of his target bonus for the then-current fiscal year, assuming we achieved the level of performance for which a bonus is paid for that year. In the employment agreement, Mr. Jellison agreed not to compete with Roper for a period of one year following the termination of his employment with the Company.

Under the employment agreement, in the event that within one year following a “change in control” (as defined in the agreement) Mr. Jellison’s employment is terminated without cause or Mr. Jellison terminates his employment for “good reason,” he will be entitled to receive an aggregate amount equal to twice the sum of (i) his then current base salary and (ii) the greater of (A) the average of the annual bonuses actually paid to Mr. Jellison with respect to the immediately preceding two fiscal years and (B) the bonus Mr. Jellison would earn based on the target bonus applicable for the year of termination. We also will continue coverage for Mr. Jellison under certain of our employee benefit plans for a period of 24 months or pay to Mr. Jellison the economic equivalent of such benefits, reduced to the extent comparable benefits are actually received by Mr. Jellison from a subsequent employer. In addition, all options, shares of restricted stock, performance shares and any other equity-based awards held by Mr. Jellison will become fully vested as of the date of termination and any options will become exercisable.

In the event that either prior to a change in control or following the first anniversary of a change in control, Mr. Jellison terminates his employment for good reason or we terminate Mr. Jellison’s employment without cause, we agree to (i) pay Mr. Jellison his base salary for a period of 24 months from the date of termination, and (ii) continue coverage for Mr. Jellison under certain of our employee benefit plans for a period not to exceed 24 months, or to pay to Mr. Jellison the economic equivalent of these benefits, reduced to the extent comparable benefits are actually received by Mr. Jellison from a subsequent employer.

James A. Mannebach

We made an offer of employment to Mr. Mannebach pursuant to an offer letter dated January 3, 2003. The offer letter provides for an initial annual base salary of $275,000 subject to annual review by the Board of Directors. Pursuant to the offer letter, we paid Mr. Mannebach a sign-on bonus of $25,000 at the time of execution. The offer letter also provides that Mr. Mannebach may earn an annual bonus of up to 100% of his base salary based on achievement of target results, with a guaranteed minimum annual bonus of $100,000 for the year ending October 31, 2003.

The offer letter further provides that in the event of termination of employment without cause Mr. Mannebach will be entitled to a severance payment equal to one year’s salary and bonus.

Pursuant to the offer letter, Mr. Mannebach was granted options to purchase 40,000 shares of our common stock vesting over a period of 3 years of his employment, and in February 2004, we granted him options to purchase an additional 25,000 shares of common stock vesting over a period of approximately two years. These options have exercise prices equal to the fair market value of our common stock at the effective date of each grant. In addition, the offer letter provides for reimbursement of moving expenses and executive fringe benefits, including provision of an automobile.

Timothy J. Winfrey

We made an offer of employment to Mr. Winfrey pursuant to an offer letter dated May 20, 2002. The offer letter provides for an initial annual salary of $240,000 subject to annual review by the Board of Directors. The offer letter also provides that Mr. Winfrey may earn an annual bonus of up to 100% of his base salary based on achievement of target results, with a guaranteed minimum annual bonus of $60,000 for the year ending October 31, 2002.

The offer letter further provides that if Mr. Winfrey is terminated for any reason other than gross misconduct, he will be entitled to a severance payment equal to one year’s salary and bonus.

Pursuant to the offer letter, Mr. Winfrey was granted options to purchase 20,000 shares of our common stock at the commencement of employment. These options, which have an exercise price equal to the fair market value of our common stock at the effective date of the grant, vest in equal annual increments over a period of three years. In addition, the offer letter provides for reimbursement of moving expenses and executive fringe benefits, including the provision of an automobile.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three non-employee Directors, each of whom has been determined by the Board to be independent under the rules of the NYSE and the Securities and Exchange Commission. The Audit Committee’s responsibilities are set forth in its charter, which has been revised to satisfy the revised listing standards and rules of the NYSE. The latest revision of the Audit Committee charter was adopted on February 18, 2004 (the “Charter”), and is included in its entirety with this Proxy Statement as Annex A.

Generally, the Audit Committee oversees and reviews with the full Board any issues with respect to the Company’s financial statements, the structure of the Company’s legal and regulatory compliance, the performance and independence of the Company’s independent auditors and the performance of the Company’s internal audit function. The Committee retains the Company’s independent auditors to undertake appropriate reviews and audits of the Company’s financial statements, determines the compensation of the independent auditors, and pre-approves all of their services. The preparation of the Company’s financial statements is the responsibility of Company management. The Audit Committee maintains oversight of the independent public accountants by discussing the overall scope and specific plans for their audits, the results of their examinations, their evaluations of the Company’s internal accounting controls, and the overall quality of the Company’s financial reporting.

The Audit Committee maintains oversight of the Company’s internal audit function by reviewing the appointment and replacement of the Company’s manager of internal auditing and periodically meets with the manager of internal auditing to receive and review reports of the work of the Company’s internal audit department. The Audit Committee meets with management on a regular basis to discuss any significant matters, internal audit recommendations, policy or procedural changes, and risks or exposures, if any, that may have a material effect on the Company’s financial statements.

The Audit Committee has: (i) appointed and retained PricewaterhouseCoopers as the Company’s independent auditors for the fiscal year ended December 31, 2003 and the two-month transition period ended December 31, 2002; (ii) reviewed and discussed with the Company’s management the Company’s audited financial statements for the fiscal year ended December 31, 2003 and the transition period; (iii) reviewed and discussed with Company’s management the Company’s restated audited financial statements for the fiscal years ended October 31, 2002, 2001 and 2000; (iv) discussed with the Company’s independent public accountants the matters required to be discussed by Statements on Auditing Standards No. 61 – “Communications with Audit Committees”, as then in effect; (v) received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 – “Independence Discussions with Audit Committees”, as then in effect, and has discussed with the Company’s independent auditors their independence; (vi) discussed matters with the Company’s independent public accountants outside the presence of management; (vii) reviewed internal audit recommendations; (viii) discussed with the Company’s independent auditors the quality of the Company’s financial reporting; (ix) and reviewed and discussed with the Company’s independent auditors and management the status of activities intended to achieve compliance with §404 of the Sarbanes-Oxley Act.

In reliance on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Eriberto R. Scocimara, Chairman

David W. Devonshire

Georg Graf Schall-Riaucour

The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

SHAREHOLDER RETURN PERFORMANCE

Set forth below is a line graph comparing Roper’s total shareholder returns to those of (i) the Standard & Poor’s 500 Index and, (ii) the Standard & Poor’s Industrials Index (“Industrials Index”) for the 62-month period ended December 31, 2003 (in August 2003, we changed our fiscal year end from October 31 to December 31). Total return values were calculated based on cumulative total return assuming $100 was invested on October 31, 1998 in our common stock and in each index, and that all dividends were reinvested.

	October 31,					December 31, 2003
	1998	1999	2000	2001	2002
ROPER INDUSTRIES	$100.00	$174.97	$200.12	$244.41	$224.35	$288.95
S&P 500	$100.00	$125.67	$133.33	$100.12	$85.00	$109.01
S&P INDUSTRIALS	$100.00	$122.77	$143.06	$114.31	$94.82	$127.31

The Shareholder Return Performance graph should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Acts except to the extent that we specifically incorporate this information by reference, and should not otherwise be deemed filed under the Acts.

PROPOSAL 2: Approval of the Amended and Restated 2000 Incentive Plan

We maintain the 2000 Incentive Plan, or the “plan”, which was last approved by our shareholders on March 21, 2003. On February 18, 2004, subject to shareholder approval at the Annual Meeting, our Board of Directors adopted certain amendments to the plan to:

•	Permit the Compensation Committee to make cash or equity awards under the plan that are “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code and therefore will be fully deductible without regard to the $1 million limit imposed by that tax provision. Such amendments in this regard include:

•	Identifying various business criteria on which objective performance goals may be established,

•	Providing a maximum value of types of awards that may be granted under the plan to any one person during a calendar year, and

•	Permitting the Board of Directors to delegate to the independent Directors, as a group, any or all of the authority and responsibility of the Compensation Committee under the plan other than the grant to the Chief Executive Officer of certain performance-based incentive awards.

•	Permit the Board of Directors to delegate to a special committee, consisting of one or more Directors who are also officers, the authority, within specified parameters, to make awards under the plan to participants who are not executive officers.

•	Rename the plan the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

As of March 31, 2004, there were approximately 242 persons eligible to participate in the plan. As of that date, there were approximately 1,215,622 shares of our common stock subject to outstanding awards and approximately 1,284,378 shares of our common stock were reserved and available for future awards under the plan. If the amended and restated plan is not approved by the shareholders at the Annual Meeting, the plan will remain in effect in accordance with its terms as in effect immediately prior to the Annual Meeting.

The following is a summary of the provisions of the plan, as proposed to be amended. This summary is qualified in its entirety by the full text of the Amended and Restated 2000 Incentive Plan, which is attached as Annex B to this Proxy Statement.

Summary of the Plan

Purpose. The purpose of the plan is to encourage ownership of our common stock by our officers, employees and consultants, and to provide participants with incentive to operate and manage Roper in a manner that will provide long-term growth and profitability.

Permissible Awards. The plan currently provides for the grant of equity awards to our officers, employees and consultants, and those of our affiliates, as determined by the Compensation Committee. These equity awards may take the form of:

•	stock options

•	stock appreciation rights

•	stock awards

•	deferred stock awards; or

•	performance units payable in shares of stock.

The plan is proposed to be amended to also allow the Compensation Committee to grant awards under the plan that are payable in cash or other property. This amendment would allow the Compensation Committee, for example, to structure a performance-based annual (or longer-term) cash bonus program under the plan that is fully deductible for tax purposes, provided the performance is based on targets established by the Compensation Committee with respect to one or more of the business criteria discussed below under “Performance Goals.”

Stock Subject to the Plan. The maximum number of shares of common stock that may be issued under the plan is 2,500,000, subject to antidilution adjustments in connection with certain corporate events. No change in that maximum number of available shares is proposed.

Limitations on Awards. The maximum number of shares of common stock with respect to which one or more options or stock appreciation rights may be granted during any one calendar year under the plan to any one person currently is 300,000. In order to facilitate the grant of fully-deductible performance-based awards, the plan is proposed to be amended to further provide that the maximum number of shares of common stock with respect to which one or more options, stock appreciation rights, performance units, stock awards or deferred stock awards may be granted during any one calendar year under the plan to any one person is 300,000 and the aggregate maximum dollar value of cash-based incentive awards (measured as of the date of grant) that may be granted to any one person (less any consideration paid by the participant for such award) during any one calendar-year period under the plan is $5,000,000.

Administration. The plan is administered by the Compensation Committee of our Board of Directors. The Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may from time to time reserve to its independent members (those Directors who qualify at any given time as “independent” directors under Section 303A of the New York Stock Exchange Listed Company Manual, “non-employee” directors under Rule 16b-3 of the Securities Exchange Act, and “outside” directors under Section 162(m) of the Internal Revenue Code), as a group, any or all of the authority of the Compensation Committee under the plan for all purposes other than the grant of awards to the Chief Executive Officer of performance-based awards that entail the setting of goals and objectives and the evaluation of performance against such goals and objectives.

Acknowledging the need in today’s business environment to make awards more frequently than a compensation committee is likely to meet, it is becoming increasingly common practice for boards of directors to delegate to one or more of our officers the authority to grant awards to participants who are not executive officers. Therefore, the plan is proposed to be amended to permit our Board of Directors to delegate to a special committee, consisting of one or more Directors who are also officers, the authority, within specified parameters, to make awards under the plan to participants who are not executive officers. If this amendment is approved by the shareholders, the Board intends to designate the Chief Executive Officer (in his capacity as a Director) as a single-member committee of the Board for purposes of making grants of incentive awards under the plan, within designated parameters, to participants other than executive officers and to report all such grants on a quarterly basis to the Compensation Committee.

Stock Options. The Compensation Committee is authorized to grant incentive stock options or non-qualified stock options under the plan. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights to participants under the plan. Upon the exercise of a stock appreciation right, the holder has the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the grant price of the stock appreciation right as determined by the committee.

Stock Awards. The Compensation Committee may make awards of stock to participants, which may be subject to any restrictions and conditions imposed by the committee.

Deferred Stock Awards. The Compensation Committee may make deferred stock awards to participants, which represent the right to receive shares of common stock from Roper in the future, subject to satisfaction of any conditions the Committee may impose.

Performance Unit Awards. The Compensation Committee may grant performance units to participants, which represent the right to receive cash or shares of common stock from Roper in the future, subject to satisfaction of any performance goals or other terms or conditions the Committee may impose.

Performance Goals. If the proposed amendments are approved by the shareholders, the Compensation Committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1 million deduction limit imposed by Internal Revenue Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, region, department or function within Roper or an affiliate:

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation, or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends)

•	Return on equity, assets or investment

•	Market share

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Capital structure optimization

The Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals must be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Vesting and Acceleration of Awards. Awards granted under the plan vest and become exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts as may be specified in the award agreement. The Compensation Committee may, however, in its discretion at any time accelerate the vesting of an award.

Limitations on Transfer; Beneficiaries. Unless specifically permitted by the Compensation Committee, awards granted under the plan are not transferable or assignable by a participant other than by will or the laws of descent and distribution. Awards are exercisable during the lifetime of a participant only by the participant, and by the participant’s legal representative in the event of the death or disability of the participant.

Adjustments. In the event of a stock split, stock dividend or any other increase or decrease in the number of shares of our common stock outstanding effected without receipt of consideration by Roper, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for any such award. If we are involved in another corporate transaction or event that affects our common stock, such as a merger, consolidation, extraordinary dividend, reorganization or other change in our capital structure, the Compensation Committee may make such adjustments to outstanding awards and take such other action as it deems necessary or appropriate to reflect such transaction, including accelerating awards, removing restrictions from awards and cashing-out awards.

Termination and Amendment. The Board of Directors or the Compensation Committee may terminate or amend the plan without shareholder approval unless any such amendment would require shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the NYSE.

Prohibition on Repricing. Without the approval of our shareholders, the Compensation Committee may not, whether through amendment, cancellation, replacement grants, or any other means, take any action to reduce the exercise price of options granted under the plan.

Certain Federal Income Tax Effects

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonqualified stock option under the plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted to the participant. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock he or she receives will be ordinary income to the participant, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code.

Stock Awards Not Subject to Vesting (Unrestricted Stock). Upon the grant of a stock award that is not subject to risk of forfeiture or is transferable, the participant will recognize income, and we will be allowed a tax deduction, equal to the fair market value of the common stock as of the date of grant (less any amount he or she paid for the stock).

Stock Awards Subject to Vesting (Restricted Stock). Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Deferred Stock Awards. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a deferred stock award is granted. Upon issuance of shares of common stock in settlement of a deferred stock award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

Performance Units. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant receives or has the right to receive payment of cash or shares under the performance award, the amount of such cash or the fair market value of such shares of stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ROPER INDUSTRIES, INC. AMENDED AND RESTATED 2000 INCENTIVE PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2003 about the common stock that may be issued under all of our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders (1)	2,774,910	$33.00	2,201,245	(2)
Equity Compensation Plans Not Approved by Shareholders	0	n/a	0

Total	2,774,910		2,201,245

(1)	Consists of the 1991 Stock Option Plan (under which no additional equity awards may be granted), the 2000 Stock Incentive Plan, the 1993 Stock Plan for Non-Employee Directors and the Employee Stock Purchase Plan.

(2)	Includes 1,667,078 shares remaining available for issuance under the 2000 Stock Incentive Plan (all of which may be granted either as options or other rights to acquire common stock or awards of restricted stock, unrestricted stock or performance shares), 64,000 shares remaining available for issuance under the 1993 Stock Plan for Non-Employee Directors and 460,167 shares remaining available for issuance under the Employee Stock Purchase Plan.

OTHER INFORMATION

Voting by Proxy and Confirmation of Beneficial Ownership

To assure that shares will be represented at the Annual Meeting, please complete, sign and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

Any shareholder, without affecting any vote previously taken, may revoke a Proxy by a later-dated proxy or by giving notice of revocation in writing addressed to Roper at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097.

As described below, the number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder’s shares.

Yellow Proxy cards are being furnished to shareholders whose shares of common stock are held by brokers or banks or in nominee name. Shareholders receiving yellow Proxy cards are requested to confirm to us how many of the shares they owned as of March 31, 2004 were beneficially owned on or before March 31, 2000, entitling such shareholder to five (5) votes per share, and how many were acquired after March 31, 2000, entitling such shareholder to one (1) vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, we will deem that beneficial ownership of all shares was effected after March 31, 2000, and the shareholder will be entitled to one (1) vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

Blue Proxy cards are being furnished to individual shareholders of record as of March 31, 2004 whose shares of common stock on our records show the following:

(i)	that such shareholder had beneficial ownership of such shares on or before March 31, 2000, and there has been no change since that date, thus entitling such shareholder to five (5) votes for each share; or

(ii)	that beneficial ownership of such shares was effected after March 31, 2000, thus entitling such shareholder to one (1) vote for each share; or

(iii)	that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five (5) votes for some shares and one (1) vote for other shares.

Printed on the blue Proxy card for each individual shareholder of record is the number of shares of common stock for which he is entitled to cast five (5) votes each and/or one (1) vote each, as the case may be, as shown on our records.

Shareholders of record are urged to review the number of shares shown on their blue Proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify us in writing of that fact and either enclose such notice along with his or her blue Proxy card in the postage-paid, return envelope, or mail such notice directly to Roper at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on our records.

In certain cases, record ownership may change but beneficial ownership for voting purposes does not change. Our Certificate of Incorporation states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of common stock. Shareholders should consult the pertinent provision of our Certificate of Incorporation attached as Annex C for those exceptions.

By resolution duly adopted by our Board of Directors pursuant to section 4(B) (v) of our Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes per share to which a shareholder is entitled:

(i)	We may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four (4) years immediately preceding the date on which a determination is made of our shareholders who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five (5) votes or one (1) vote per share.

(ii)	In the event our Secretary, in his sole discretion, taking into account the standards set forth in the Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in our best interest to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

(iii)	Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

(iv)	The foregoing rules and procedures shall be implemented substantially in accordance with the methods utilized in connection with any annual or other meeting of shareholders including the proxy forms and correspondence to shareholders used for purposes of such meetings, subject to such changes as may be necessary or advisable in the judgment of our Secretary or the Board of Directors. The Board of Directors shall have absolute discretion to review any determination made with respect to the matters set forth herein and in section 4(B) of the Certificate of Incorporation (including, without limitation, the adequacy of the proof submitted by any corporation or other entity to establish the absence of a change in beneficial ownership of shares in accordance with section 4(B) (ii) (a).

INDEPENDENT PUBLIC AUDITORS

On May 14, 2002, we appointed PricewaterhouseCoopers LLP (“PwC”) to replace Arthur Andersen LLP (“AA”) as our independent accountants. The decision to change public accountants was recommended by the Audit Committee and approved by the Board of Directors.

In connection with the audits of the Roper’s consolidated financial statements as of and for the fiscal year ended October 31, 2001, and with respect to the subsequent period through May 14, 2002, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion on the subject matter of the disagreement.

AA’s reports on the consolidated financial statements of Roper as of and for the fiscal year ended October 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee appointed PwC to serve as Roper’s independent public accountants for the fiscal year ended December 31, 2003. One or more representatives of PwC are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance. Consistent with its customary practice, the Board of Directors expects to appoint its independent public accountants for fiscal 2004 at an undetermined time following the Annual Meeting.

Following (in thousands) are the audit fees billed by PwC for the fiscal year ended December 31, 2003, the two-month transition period ended December 31, 2002 and the fiscal year ended October 31, 2002, and the audit-related, tax and other fees billed by PwC in those periods and by AA in our fiscal year ended October 31, 2002. It is the Audit Committee policy that all fees paid to our independent public accountants require the Committee’s prior approval.

	FY 2003	Transition Period	FY 2002
				PWC	AA
Audit Fees	$734	$250		$597	$—
Audit-Related Fees(1)	$863	—		$141	$217
Tax Fees(2)	—	—		$20	$240
All Other Fees
Financial Information Systems Design and Implementation Fees (3)	—	—	$19		—
Other	—	—	—		—

Total	—	—		$19	—

TOTAL FEES	$1,597	$250		$777	$525

(1)	Audit-related fees were incurred for Sarbanes-Oxley consultations and services related to the restatement of our financial statements to reflect discontinued operations, issuance of consents and comfort letters, audits of our employee benefit plans, audits of acquired businesses as of the acquisition date and services associated with due diligence activities.

(2)	AA provided various tax-related services prior to their replacement by PwC as our independent public accountants, who also had provided various tax-related services prior to their appointment as our independent public accountants.

(3)	The Financial Information Systems Design and Implementation fees paid to PwC were requested and performed prior to their appointment as our independent public accountants.

SHAREHOLDER PROPOSALS FOR PRESENTATION

AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS

If a shareholder wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2005 Annual Meeting of Shareholders scheduled, subject to change, to be held on May 27, 2005 the proposal must be sent by Certified Mail-Return Receipt Requested and must be received at our corporate offices, 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attn: General Counsel, no later than December 13, 2004. All proposals must conform to the rules and regulations of the SEC.

A shareholder may also nominate Directors or have other business brought before the 2005 Annual Meeting by submitting the nomination or proposal on or after January 26, 2005, and on or before February 25, 2005, in accordance with our by-laws. The nomination or proposal must be delivered to our corporate offices, 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097, Attention: Secretary. We are not required to include any nomination or proposal received after December 13, 2004 in our proxy materials for the 2005 Annual Meeting of Shareholders. For any shareholder proposal not submitted for inclusion in the proxy statement for our 2005 Annual Meeting of Shareholders but intended to be presented directly at that annual meeting, management generally will be able to vote proxies in its discretion if we receive notice of the proposal before the close of business on February 25, 2005 and advise shareholders in the proxy statement for our 2005 Annual Meeting of Shareholders about the nature of the matter and how management intends to vote on the matter, unless the proponent of the shareholder proposal (a) provides us with a timely written statement that the proponent intends to deliver a proxy statement to at least the percentage of our voting shares required to carry the proposal, (b) includes the same statement in the proponent’s own proxy materials, and (c) provides us with a statement from a solicitor confirming that the necessary steps have been taken to deliver the proxy statement to at least the percentage of our voting shares required to carry the proposal.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned Annual Meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

By the Order of the Board of Directors

Shanler D. Cronk Secretary

Dated: April 12, 2004

ANNEX A

AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee: The Audit Committee of Roper Industries, Inc. (the “Company) shall be comprised of at least three directors, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise “independent” under the rules of the New York Stock Exchange, Inc. and the Securities and Exchange Commission (the “SEC”). The Board shall also determine that each member is “financially literate”, and that one member of the Audit Committee has “accounting or related financial management expertise”, as such qualifications are interpreted by the Board of Directors in its business judgment.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company’s annual proxy statement. No member of the Audit Committee may be an affiliated person of the Company or receive any compensation from the Company other than (i) director’s fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Members shall be appointed by the Board based on nominations recommended by the Corporate Governance and Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

II.	Purposes of the Audit Committee: The purposes of the Audit Committee are to:

1.	assist the Board in oversight of (i) the quality or integrity of the Company’s financial statements, (ii) the Company’s structure for compliance with legal and regulatory requirements, (iii) the performance and independence of the Company’s independent auditors, and (iv) the performance of the Company’s internal audit function; and

2.	prepare the report required to be prepared by the Audit Committee pursuant to the SEC’s proxy rules for inclusion in the Company’s annual proxy statement.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent auditors for the Company are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Company’s independent auditors shall report directly to the Audit Committee.

At least annually, the Audit Committee shall obtain and review a report by the independent auditors (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (in order to assess the auditors’ independence) all relationships between the independent auditors and the Company, including, at a minimum, each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

The independent auditors shall also submit to the Company annually a formal written statement of the aggregate fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements for the most recent fiscal year, the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year and services provided in connection with statutory and regulatory filings or engagements for that fiscal year; (ii) services for the most recent fiscal year reasonably related to the performance of the audit or review of the financial statements, other than those stated under category (i) above (separately identifying the nature of the services comprising these fees); (iii) professional services for tax compliance, tax advice, and tax planning (separately identifying the nature of the services comprising these fees); and (iv) all other products and services provided by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

III.	Meetings of the Audit Committee: The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, (i) to discuss with management and the independent auditors the annual audited financial statements and quarterly financial statements, (including the Company’s disclosures under) Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (ii) to discuss the Company’s earnings press releases and financial information and earnings guidance provided to analysts, rating agencies and other third parties. Discussions of earnings press releases, financial information and earnings guidance referred to in clause (ii) may be done on a general basis (for example, by discussing the types of information to be disclosed and the type of presentations to be made), rather than by discussing in advance specific releases and communications. In such discussions, the Audit Committee shall pay particular attention to any use of “pro-forma” or “adjusted” non-GAAP information. Periodically the Audit Committee should meet separately with management, the director of the internal auditing department (or other personnel for the internal auditing function) and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the independent auditor,

(i)	to appoint, compensate, retain and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing any audit report or performing other audit, review or attest services for the Company, including resolution of any disagreements between management and the auditors regarding financial reporting;

(ii)	to approve all audit engagement fees and terms, as well as pre-approval of all non-audit engagements;

(iii)	to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of the Auditors’ Statement), and to discuss with the independent auditors any relationships or services disclosed in the Auditors’ Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

(iv)	if applicable, to consider whether the independent auditors’ provision of (a) audit-related services, (b) tax compliance, tax advisory or tax planning services, or (c) other non-audit services to the Company is compatible with maintaining the independence of the independent auditors;

(v)	after reviewing the Auditors’ Statement and the independent auditor’s work throughout the year, evaluate the qualifications, performance and independence of the independent auditors (or other personnel responsible for the internal audit function);

(vi)	in making the evaluations described in (v) above, to ensure the rotation of the lead audit partner and the reviewing partner as required by law, discuss with management the timing and process for implementing the rotation, and consider whether there should be a regular rotation of the audit firm itself;

(vii)	to take into account the opinions of management and the Company’s internal auditors in assessing the independent auditors’ qualifications, performance and independence;

(viii)	to instruct the independent auditors that the independent auditors are ultimately accountable to Audit Committee, as representatives of the shareholders; and

(ix)	to present the Audit Committee’s conclusions with respect to the independent auditor to the full Board;

2.	with respect to the internal auditing department,

(i)	to review the appointment and replacement of the director of the internal auditing department; and

(ii)	to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;

3.	with respect to financial reporting principles and policies, internal audit controls and procedures, and the other matters referred to below:

(i)	to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restrictions on the scope of the independent auditor’s activities or on access to information;

•	significant accounting policies;

•	auditing or accounting issues discussed by the independent auditors with that firm’s national office with respect to the engagement;

•	management judgments and accounting estimates;

•	accounting adjustments arising from the audit, including those that were proposed by the independent auditor but were “passed” (as immaterial or otherwise);

•	the responsibility of the independent auditors for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent auditors;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles;

•	any “management” or “internal control” letter issued or proposed to be issued by the independent auditors to the Company; and

•	reviews of interim financial information conducted by the independent auditors;

(iii)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department or other personnel responsible for the internal auditing function:

•	to discuss the scope of the annual audit;

•	to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies; provided, however, that these discussions may be held generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;

•	review with the independent auditors any problems or difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management, and management’s response;

•	review with the independent auditors any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise), any communications between the audit team and their national office with respect to auditing or accounting issues presented by the engagement, any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company and the responsibilities, budget and staffing of the Company’s internal audit function;

•	to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

•	to discuss any significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors, the internal auditing department or management;

•	review, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(iv)	to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(v)	to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(vi)	to discuss with the Company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statement or compliance policies, including material notices to or inquiries received from governmental agencies;

(vii)	to establish hiring policies for employees or former employees of the independent auditors; and

(viii)	to establish procedures for:

•	the receipt, retention, treatment, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

4.	with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

(ii)	to review this Charter at least annually and recommend any changes to the full Board of Directors;

(iii)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(iv)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to select, engage, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other advisers, as it deems necessary to carry out its duties, without seeking approval of the Board or management. The Company will provide for appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensations to any advisors employed by the Audit Committee under the preceding sentence; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or, appropriate in carrying out its duties.

VI.	Delegation to Subcommittee: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee.

Annex B

ROPER INDUSTRIES, INC.

AMENDED AND RESTATED 2000 INCENTIVE PLAN

ROPER INDUSTRIES, INC.

AMENDED AND RESTATED 2000 INCENTIVE PLAN

B-i

ROPER INDUSTRIES, INC.

AMENDED AND RESTATED 2000 INCENTIVE PLAN

SECTION I. DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) “Board of Directors” means the board of directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means the Compensation Committee of the Board of Directors.

(d) “Company” means Roper Industries, Inc. or any successor thereto.

(e) “Deferred Stock Award” means a stock award described in Section 3.4A.

(f) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Subsidiary of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(h) “Fair Market Value” with regard to a date means:

(1)	the average of the high and low prices at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the NASDAQ Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal,

(2)	if Stock is not traded on a securities exchange, but is reported by the NASDAQ Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for that date or the last business day prior to that date as published in The Wall Street Journal,

(3)	if such market information is not published on a regular basis, the average of the high bid and low asked prices of Stock in the over-the-counter market on that date or the last business day prior to that date, as reported by the NASDAQ Stock Market, or, if not so reported, by a generally accepted reporting service, or

(4)	if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

(i) “Incentive Award” means any Incentive Stock Option, Non-Qualified Stock Option, Performance Unit, Stock Appreciation Right, Stock Award, Deferred Stock Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(j) “Incentive Award Agreement” means an agreement between the Company and a Participant or other documentation evidencing an Incentive Award.

(k) “Incentive Award Program” means a written program established by the Committee, pursuant to which Incentive Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(l) “Incentive Stock Option” means an option contemplated by the provisions of Code Section 422 or any successor thereto.

(m) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Section 303A of the New York Stock Exchange Listed Company Manual, “non-employee” directors under Rule 16b-3 of the Exchange Act, and “outside” directors under Section 162(m) of the Code.

(n) “Option” means a Non-Qualified Stock Option or an Incentive Stock Option

(o) “Non-Qualified Stock Option” means an option that is not designated as, or otherwise intended to be, an Incentive Stock Option.

(p) “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(q) “Participant” means an individual who receives an Incentive Award hereunder.

(r) “Performance Unit Award” refers to a performance unit award as described in Section 3.5.

(s) “Plan” means the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

(t) “Qualified Performance-Based Award” means an award made to an officer of the Company that is either (i) a Performance Unit Award, Stock Award, Deferred Stock Award or cash incentive award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 5, or (ii) an Option or Stock Appreciation Right having an exercise price or base amount equal to or greater than the Fair Market Value of the underlying Stock as of the date of grant.

(u) “Qualified Business Criteria” means one or more of the business criteria listed in Section 5 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(v) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(w) “Stock” means Company’s common stock, par value $.01.

(x) “Stock Appreciation Right” means a stock appreciation right described in Section 3.3.

(y) “Stock Award” means a stock award described in Section 3.4.

(z) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A Subsidiary shall include any entity other than a corporation to the extent permissible under Code Section 424(f) and applicable regulations and rulings thereunder.

(aa) “Termination of Employment” means the termination of the employee-employer relationship between a Participant and the Company and its affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2 THE INCENTIVE PLAN

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, employees and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company, to acquire shares of Stock, or to receive compensation which is cash-based or based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 6.2, the maximum number of shares of Stock that will be available for issuance under the Plan will be 2,500,000 shares of Stock (the “Maximum Plan Shares”). The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Incentive Award (other than Options and Stock Appreciation Rights) that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option or Stock Appreciation Right that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall not again be available for purposes of the Plan.

2.3 Administration of the Plan. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, employees and consultants of the Company or its affiliates to whom Incentive Awards will be granted and the terms and provisions of Incentive Awards, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Incentive Award Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants.

Notwithstanding the above, the Board of Directors may from time to time reserve to the Independent Directors, as a group, any or all of the authority and responsibility of the Committee under the Plan for any and all purposes other than the grant to the Chief Executive Officer of the Company of performance-based Incentive Awards that entail the setting of goals and objectives and the evaluation of performance against such goals and objectives. To the extent and during such time as the Board has so reserved any authority and responsibility, the Independent Directors shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 2.3) shall include the Independent Directors. To the extent any action of the Independent Directors under the Plan made within such authority conflicts with actions taken by the Committee, the actions of the Independent Directors shall control.

Notwithstanding the above, the Board of Directors may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate officers, employees and/or consultants of the Company or any of its Subsidiaries to be recipients of Stock Incentives under the Plan, and (ii) to determine the number of such Stock Incentives to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Stock Incentives to eligible participants

(a) who are subject to Section 16(a) of the Exchange Act at the time of grant, or (b) who are at the time of grant, or are anticipated to be become during the term of the award, “covered employees” as defined in Section 162(m)(3) of the Code. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Stock Incentives so awarded.

2.4 Eligibility and Limits. Incentive Awards may be granted only to officers, employees and consultants of the Company, or any affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of Stock with respect to which options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

SECTION 3 TERMS OF INCENTIVE AWARDS

3.1 Terms and Conditions of All Incentive Awards.

(a) Award Terms and Limits. The number of shares of Stock as to which an Incentive Award may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits in the following sentence. The maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, Performance Units, Stock Awards or Deferred Stock Awards may be granted during any one calendar-year period to any one participant is 300,000, subject to adjustment in accordance with Section 6.2. The aggregate dollar amount of cash-based Incentive Awards (measured as of the date of grant, and subject to adjustment in accordance with Section 6.2) that may be granted to any one Participant (less any consideration paid by the Participant for such Incentive Award) during any one calendar-year period under the Plan is $5,000,000.

(b) Award Agreement. Each Incentive Award will either be evidenced by a Incentive Award Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Incentive Award Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Incentive Award Agreement or Incentive Award Program is subject to the terms of the Plan and any provisions contained in the Incentive Award Agreement or Incentive Award Program that are inconsistent with the Plan are null and void.

(c) Date of Grant. The date an Incentive Award is granted will be the date on which the Committee has approved the terms of, and the satisfaction of any conditions applicable to, the grant of the Incentive Award and has determined the recipient of the Incentive Award and the number of shares covered by the Incentive Award, and has taken all such other actions necessary to complete the grant of the Incentive Award.

(d) Tandem Awards. Any Incentive Award may be granted in connection with all or any portion of a previously or contemporaneously granted Incentive Award.

Exercise or vesting of an Incentive Award granted in connection with another Incentive Award may result in a pro rata surrender or cancellation of any related Incentive Award, as specified in the applicable Incentive Award Agreement or Incentive Award Program.

(e) Transfer Restrictions. Unless otherwise permitted by the Committee, Incentive Awards are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant’s lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant’s estate or if no legal representative has been appointed, by the successor in interest determined under the Participant’s will. Notwithstanding the foregoing, the Committee shall not permit Incentive Stock Options to be transferred or assigned beyond the limitations set forth in this Section 3.1(e).

(f) Limit on Certain Awards. Notwithstanding the foregoing, the maximum aggregate number of shares of Stock issued under Performance Units, Stock Appreciation Rights, Stock Awards and Deferred Stock Awards shall not exceed thirty three and one-third percent (33 1/3%) of the Maximum Plan Shares.

3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by an Incentive Award Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option must be clearly identified as to its status as such. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.

(a) Option Price. Subject to adjustment in accordance with Section 6.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option must be as set forth in the applicable Incentive Award Agreement, but in no event may the Exercise Price be less than 100% of Fair Market Value. In addition, with respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted. Without the approval of stockholders, the Committee shall not, whether through amendment, cancellation, replacement grants, or any other means, take any action to reduce the exercise price of previously granted Options. With regard to other terms of awards, the Committee shall have no authority to waive or modify any such award term after the award has been granted to the extent the waiver or modified term would be mandatory under the plan for any award newly granted at the date of the waiver or modification.

(b) Over 10% Owners. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years from the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable from the expiration of five (5) years from the date the Option is granted. Any Non-Qualified Stock Option granted to a Participant is not exercisable after the expiration of ten (10) years from the date the Non-Qualified Stock Option is granted.

(c) Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option will be made in any form or manner authorized by the Committee in the related Incentive Award Agreement or by any amendment thereto, including, but not limited to, cash or, if the Incentive Award Agreement provides:

(i)	by delivery to the Company of a number of shares of Stock which have been owned by the holder for such time, if any, as necessary to avoid variable accounting for such Option, and having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon the exercise of the Option on the date of delivery; or

(ii)	by a deemed delivery of a number of shares of Stock which the Participant identifies in a notice to the Company and which had been owned by the holder for such time, if any, as necessary to avoid variable accounting for such Option, in which event the Company shall only deliver to the Participant pursuant to the exercise of the Option with such deemed delivery of shares a number of shares equal to the excess of the number of shares so purchased on such exercise of the Option over the number of shares described in such notice; or

(iii)	in an exercise effected through delivery of an irrevocable notice of exercise to a broker.

Any delivery or deemed delivery of shares of Stock shall be valued at Fair Market Value on the date of the delivery of such shares to the Company or, in the case of a deemed delivery, the date the related notice is delivered to the Company.

Further, except as prohibited by law, the Committee may in its discretion authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Incentive Award Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon any change in control described by the Incentive Award Agreement and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Incentive Award Agreement to the contrary.

(e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose

Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the incentive stock option will be a Non-Qualified Stock Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by an Incentive Award Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with an Incentive Award may only be exercised to the extent that the related Incentive Award has not been exercised, paid or otherwise settled. The base amount on which a Stock Appreciation Right is calculated shall not be reduced by the Committee following its date of grant.

(a) Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Incentive Award Agreement or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Incentive Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

3.4 Terms and Conditions of Stock Awards.

(a) Terms of Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. Subject to Subsections (b) and (c) below, the Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

(b) [Reserved]

(c) Special Restrictions. Any Stock Award that does not contain forfeitability provisions shall be granted only in lieu of salary or cash bonuses otherwise payable to a Participant and may be granted at up to a 15% discount to the Fair Market Value of the Stock as of the date of grant, but only if the Stock is subject to material restrictions on transferability.

3.4A Terms and Conditions of Deferred Stock Awards

(a) Deferred Stock Awards. A Deferred Stock Award shall represent a contractual right to receive shares of Stock that only will be issued to a Participant after a specified deferral period or the satisfaction of specified conditions, or both, and such an award may be made either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the Participants to whom and the time or times at which a Deferred Stock Award shall be made, the number of shares of Stock to be awarded to any person, the duration of the deferred period (the “Deferral Period”) during which, and the conditions under which, the issuance of the Stock will be deferred and the other terms and conditions of the award in addition to those set forth in subsection (b). The provisions of deferred Stock Awards need not be the same with respect to each recipient.

(b)	(i) A Deferred Stock Award shall be evidenced by an Incentive Award Agreement.

(ii)	At the expiration of the Deferral Period, where applicable, share certificates shall be issued to the Participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

(iii)	At the time the Deferred Stock Award is made, the Committee may in its own discretion provide for the payment of amounts under a Deferred Stock Award equal to any dividends paid on shares of Stock equal to the number of shares of Stock covered by the Deferred Stock Award. Such amounts will be paid to the Participant currently, or deferred and deemed to be reinvested in additional share of Stock subject to the award, or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

(iv)

Subject to the provisions of the Incentive Award Agreement and this Section 3.4A, if the Participant incurs a Termination of Employment for any reason during the Deferral Period for a Deferred Stock Award, the Participant’s right to the issuance of the Stock subject to such award will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after the award is made.

(v)	Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after making the Deferred Stock Award, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such award.

3.5 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of a number of shares of Stock having Fair Market Value equal to the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

(a) Payment. Performance Units may be payable in cash, Stock or other property, all on such terms and conditions as provided in the applicable Incentive Award Agreement or Incentive Award Program or, in the absence of such provision, as the Committee may determine. For purposes of determining the number of shares of Stock to be used in payment of a Performance Unit denominated in cash but payable in whole or in part in shares of Stock, the number of shares to be so paid will be determined by dividing the cash value of the Performance Unit to be so paid by the Fair Market Value of a share of Stock on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

(b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Incentive Award Agreement or Incentive Award Program. The Committee may establish performance goals for Performance Units which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of a division, region, department or function within the Company. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Unit that is intended to be a Qualified Performance-Based Award. Subsequent to the grant of a Performance Unit

Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

3.6 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Incentive Award Agreement or Incentive Award Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4 RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Incentive Award Agreement or Incentive Award Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Incentive Award Agreement or Incentive Award Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Incentive Award Agreement or Incentive Award Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Incentive Award Agreement or Incentive Award Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Incentive Award Agreement or Incentive Award Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Incentive Award Agreement or Incentive Award Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Incentive Award Agreement or Incentive Award Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Incentive Award Agreement or Incentive Award Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Incentive Award Agreement or Incentive Award Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Incentive Award Agreement or Incentive Award Program, and the shares so transferred will continue to be bound by the Plan and the applicable Incentive Award Agreement or Incentive Award Program.

SECTION 5 QUALIFIED PERFORMANCE-BASED AWARDS

5.1 Qualified Performance-Based Awards. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee (as defined in Code Section 162(m)(3)) shall qualify for the Section 162(m) Exemption.

5.2 Business Criteria. When granting any other Incentive Award to an officer of the Company, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary or a division, region, department or function within the Company or an affiliate:

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total stockholder return (stock price appreciation plus reinvested dividends)

•	Return on equity, assets or investment

•	Market share

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Capital structure optimization

5.3 Performance Goals. Each Qualified Performance-Based Award (other than an Option or a market-priced Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant.

5.4 Certification of Performance. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 5.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. The determination of whether performance goals have been met shall (i) to the extent applicable, be based on financial results reflected in the Company’s audited financial statements prepared in accordance with generally accepted accounting principles and reported upon by the Company’s independent accountants and (ii) be objective, so that a third party having knowledge of the relevant facts could determine whether such performance goals are met. Except as specifically provided in Section 5.3, no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. Notwithstanding the foregoing, the Committee may adjust any performance goals during or after the performance period to mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, divestitures or “extraordinary items” within the meaning of generally accepted accounting principles and that were not foreseen at the time such performance goals were established.

5.5 Code Section 162(m) Limits. Section 3.1(a) sets forth the maximum number of shares of Stock or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

SECTION 6 GENERAL PROVISIONS

6.1 Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award or settlement of any Deferred Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award or settlement of such Deferred Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Incentive Award Agreement or Incentive Award Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award or Deferred Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Incentive Award (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

6.2 Changes in Capitalization; Merger; Liquidation.

(a) Automatic Adjustments. The number of shares of Stock reserved under Section 2.2 for the issuance of Stock subject to Incentive Awards; the number of shares of Stock subject to each outstanding Incentive Award; the number of shares described in Section 3.1(a); the Exercise Price of each outstanding Option (and any price or value under any other Incentive Award) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares of Stock or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) Discretionary Adjustments. In the event of a merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the capital structure of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, extraordinary dividend, reorganization, change in capital structure or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and or unvested portion of the award. Any adjustment pursuant to this Section 6.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Incentive Award, but except as set forth in this Section may not otherwise diminish the then value of the Incentive Award.

(c) No Restraint on Corporate Authority. The existence of the Plan and the Incentive Awards granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

6.3 Tax Reimbursements. The Committee may, at any time and in its discretion, grant to any holder of an Incentive Award the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Incentive Award or the exercise of rights thereunder.

6.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

6.5 Right to Terminate Employment or Services. Nothing in the Plan or in any Incentive Award confers upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or to continue to provide services in any other respect or to affect the right of the Company or any of its affiliates to terminate the Participant’s employment or other relationship at any time.

6.6 Non-Alienation of Benefits. Other than as specifically provided herein or pursuant to the terms of the applicable Incentive Award Agreement or Incentive Award Program, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

6.7 Restrictions on Delivery and Sale of Shares; Legends. Each Incentive Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Incentive Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Incentive Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Incentive Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Incentive Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Incentive Award, that the Participant or other recipient of an Incentive Award represent, in writing, that the shares received pursuant to the Incentive Award are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Incentive Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

6.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Incentive Award so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

6.9 Termination and Amendment of the Plan. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, (i) materially increase the number of shares of Stock available under the Plan, (ii) expand the types of awards available under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (iv) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a national securities exchange, then such amendment shall be subject to stockholder approval; and provided further, that the Board of Directors or the Committee may condition any amendment on the approval of stockholders of the Company if the Board of Directors or the Committee in its discretion determines that such approval is necessary or advisable with respect to tax, securities or other applicable laws.

6.10 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Incentive Award granted hereunder will be void.

6.11 Choice of Law. The laws of Delaware shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

6.12 Effective Date of Plan. This Plan originally became effective as of March 17, 2000, the date it was first approved by the Company’s stockholders. Amendments to the Plan were approved by the Company’s stockholders on March 21, 2003. The Plan, as amended and restated hereby, shall be effective only if and when it is approved by the stockholders of the

Company at the 2004 annual meeting of stockholders (the “Effective Date”). If the Plan, as proposed to be amended and restated hereby, is not approved by the stockholders at the 2004 annual meeting, the Plan shall remain in full force and effect in accordance with its terms as in effect immediately prior to the 2004 annual meeting date, and the term “Effective Date” as used herein shall refer to March 17, 2000.

ROPER INDUSTRIES, INC.

By:

Title:

ANNEX C

Subparagraph B of ARTICLE 4 of the Restated

Certificate of Incorporation of Roper Industries, Inc.

B. (i) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION; EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

(ii) A CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE FOLLOWING:

(a) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK;

(b) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK;

(c) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK; OR

(d) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

(iii) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (ii) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK:

(a) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED (1) WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON AND (2) UPON THE ISSUANCE OF SHARES IN A PUBLIC OFFERING;

(b) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (ii) (a) THROUGH (ii) (d),

INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE FEBRUARY 12, 1992 FOR ANY PERIOD ENDING ON OR BEFORE FEBRUARY 12, 1992), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD;

(c) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN; OR

(d) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

(iv) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

(a) ANY EVENT THAT OCCURRED PRIOR TO FEBRUARY 12, 1992 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON FEBRUARY 12, 1992 AND TO WHICH HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER FEBRUARY 12, 1992 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (iv) (f) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE;

(b) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISIONS OF THIS ARTICLE FOURTH;

(c) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE

PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT;

(d) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS;

(e) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER;

(f) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY OTHER THAN IN A PUBLIC OFFERING THEREOF, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER;

(g) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14, OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED;

(h) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION (“RELATIVES”) OR BETWEEN A RELATIVE AND A PERSON CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR;

(i) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON);

(j) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO FEBRUARY 12, 1992; OR

(k) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT; PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

(v) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGES IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION’S REQUEST, BY SUCH TRANSFER

AGENT ON THE CORPORATION’S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATIONS SHALL BE ESTABLISHED AND MAY BE AMENDED, FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

(vi) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

(vii) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

April 12, 2004

Dear Shareholder of Record:

The enclosed Roper Industries, Inc. proxy card is furnished to you as a holder of record of shares of Roper Common Stock as of March 31, 2004, the record date for the Annual Meeting of Shareholders to be held on May 26, 2004. Not only does it provide for you to give instructions as to how to vote your Common Stock, but it also indicates the number of such shares held of record entitled to five votes and the number of such shares entitled to one vote, according to Roper’s shareholder records. The number of votes per share to which you are entitled depends generally on when you acquired your Common Stock and whether or not there has been any change since the date of acquisition in the “beneficial ownership” of your Common Stock, as that phrase is defined in Roper’s Restated Certificate of Incorporation (“Certificate of Incorporation”).

For example, if you acquired all of your Common Stock after March 31, 2000, you will have one vote per share. If you acquired your shares on or before March 31, 2000 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share. You may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

Even though you have acquired shares after March 31, 2000, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page C-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

If you believe the number of your shares held of record indicated to be entitled to five votes and one vote is incorrect, you should follow the procedures set out in the Proxy Statement which accompanies the proxy card.

You also may own additional shares of Roper Common Stock in “street name” through bank or brokerage accounts. If so, you will receive a different proxy card with respect to those shares which you should complete to vote such additional shares at the Annual Meeting.

Very truly yours,

Brian D. Jellison

President & Chief Executive Officer

ROPER INDUSTRIES, INC.

This proxy for the 2004 Annual Meeting of Shareholders is Solicited on Behalf of the Board of Directors.

The undersigned instructs that this Proxy be voted as marked.

Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian give full title as such.

Date:                                                       2004

Signature of Shareholder(s)

(Continue on Reverse Side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, and (ii) FOR the proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on May 26, 2004 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, Brian D. Jellison and Martin S. Headley and each of them are authorized to represent me and vote may shares on the following:

1.	The election of four (4) Directors. The nominees are:

Brian	D. Jellison, W. Lawrence Banks, David W. Devonshire, John F. Fort III

☐ FOR all nominees listed above.

☐ FOR all nominees listed above except those selected nominees written on the line below:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided above).

☐  WITHHOLD  AUTHORITY to vote for all nominees listed above;

2.	The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan;

☐  FOR                    ☐  AGAINST                ☐  ABSTAIN

3.	To transact any other business properly brought before the meeting.

☐  FOR                    ☐  AGAINST                ☐  ABSTAIN

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

April 12, 2004

Dear Shareholder:

The enclosed Roper Industries, Inc. proxy card is different from the usual proxy card. Not only does it provide for you to give instructions as to how to vote your Roper Common Stock, but it also provides a place for you to confirm the number of shares you beneficially own on the date shown on the card. This, in turn, will indicate how many votes you will be entitled to cast at the Annual Meeting of Shareholders to be held on May 26, 2004.

The number of votes to which you will be entitled depends generally on when you acquired your shares and whether or not there has been any change since the date of acquisition in the “beneficial ownership” of your Common Stock, as that phrase is defined in Roper’s Restated Certificate of Incorporation (“Certificate of Incorporation”).

For example, if you purchased all of your Common Stock after March 31, 2000, you will have one vote per share. If you acquired your shares on or before March 31, 2000 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share.

Also, you may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

Even though you have acquired shares after March 31, 2000, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page C-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that you provide the information confirming the beneficial ownership of your shares in the space provided on the card. If you do not provide this information, you will be entitled to one vote per share for all shares covered by the proxy.

Very truly yours,

Brian D. Jellison

President & Chief Executive Officer

ROPER INDUSTRIES, INC.

This proxy for the 2004 Annual Meeting of Shareholders is Solicited

on Behalf of the Board of Directors.

VOTING CONFIRMATION

Please confirm the number of shares beneficially owned as of March 31, 2004, for each category shares beneficially owned ON or BEFORE March 31, 2000 entitled to five votes each.

                             shares beneficially owned and acquired AFTER March 31, 2000 entitled to one vote each.

If no confirmation is provided, all shares voted will be entitled to one vote each.

The undersigned instructs that this Proxy be voted as marked.

Signature of Shareholder(s)

Please sign your name as it appears on this Proxy, in case of joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

Dated                                    , 2004

(continued on reverse side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, and (ii) FOR the proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on May 26, 2004 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, Brian D. Jellison and Martin S. Headley and each of them are authorized to represent me and vote my shares on the following:

1.	The election of four (4) Directors. The nominees are:

Brian D. Jellison, W. Lawrence Banks, David W. Devonshire, John F. Fort III

☐  FOR all nominees listed above.

☐  FOR all nominees listed above except those selected nominees written on the line below:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided above).

☐  WITHHOLD AUTHORITY to vote for all nominees listed above;

2.	The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan;

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

3.	To transact any other business properly brought before the meeting.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

TIME-PHASED VOTING INSTRUCTIONS

ROPER INDUSTRIES, INC.

Voting Procedures—Beneficial Owners

Common Stock of Roper Industries, Inc.

To All Banks, Brokers and Nominees:

Roper Industries, Inc. (“Roper”) shareholders who were holders of record on March 31, 2004 and who acquired Roper Common Stock on or before March 31, 2000, will be entitled to cast five votes per share at the Annual Meeting to be held May 26, 2004. Those holders of record who acquired their shares after March 31, 2000 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

To enable Roper to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES FOR WHICH BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

VOTING CONFIRMATION

Please provide the number of shares beneficially owned as of March 31, 2004 for each category.

             shares beneficially owned ON or BEFORE March 31, 2000 entitled to five votes each.

             shares beneficially owned and acquired AFTER March 31, 2000 entitled to one vote each.

If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

You do not have to tabulate votes.    Only record the number of shares shown on the “Vote Confirmation” Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER March 31, 2000.

If you are a broker, do not confirm shares.    Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

If you are a bank or broker, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership including the completion of the information required by the “Vote Confirmation”. The beneficial owner may return the Proxy Card back to you.

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below and (ii) FOR the proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

ROPER INDUSTRIES, INC.

This Proxy for the 2004 Annual Meeting of Shareholders

is Solicited on Behalf of the Board of Directors

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on May 26, 2004 at the corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097, and all adjournments thereof, Brian D. Jellison and Martin S. Headley, and each of them, are authorized to represent me and vote my shares on the following:

Item

1.    To elect four (4) Directors;

2.    The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan; and

3.    To transact any other business properly brought before the meeting.

INSTRUCTION: In the tables on the reverse side indicate the number of shares voted FOR, AGAINST, or                             ABSTAIN FOR or WITHHOLD AUTHORITY as to each nominee for Director.

(Continued and to be signed on reverse side)

“Address Label”

(Continued from other side)

Shares beneficially owned on or BEFORE March 31, 2000 (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors

Brian D. Jellison

W. Lawrence Banks

David W. Devonshire

John F. Fort III

2.	The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

3.	To transact any other business properly brought before the meeting.

Shares beneficially owned and acquired AFTER MARCH 31, 2000 (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors

Brian D. Jellison

W. Lawrence Banks

David W. Devonshire

John F. Fort III

2.	The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.

3.	To transact any other business properly brought before the meeting.

POST ONLY RECORD POSITION: DO NOT TABULATE VOTES
Dated 2004

Signature of Shareholder

Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

April 12, 2004

Dear Roper Industries, Inc. Employees’ Retirement Savings 003 and/or 004 Plan (the “Plan”) Participant:

Please find enclosed Roper’s 2003 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their May 26, 2004 Annual Meeting.

As a participant in the Plan by virtue of your employment you have elected that certain contributions to the Plan on your behalf be invested in Roper’s Common Stock acquired in the open market. All shares of Roper Common Stock so held for the benefit of Plan participants as of the record date (March 31, 2004) for the 2004 Annual Meeting of Shareholders will be voted by the Plan Trustee. In casting its votes, the Plan Trustee will consider the voting preferences of those Plan participants who have invested in Roper Common Stock.

Accordingly, I encourage you to complete the enclosed card, sign and date it, and return it to the Plan Trustee in the envelope provided. The cards must be received by May 24, 2004 in order to be considered by the Plan Trustee.

Sincerely,

Brian D. Jellison

President and CEO

Enclosures

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

PROXY	ROPER INDUSTRIES, INC. EMPLOYEES’ RETIREMENT SAVING 003 PLAN PARTICIPANT VOTING PREFERENCE FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS	PROXY

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date	SCU_14149A

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

PROXY	ROPER INDUSTRIES, INC. EMPLOYEES’ RETIREMENT SAVING 004 PLAN PARTICIPANT VOTING PREFERENCE FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS	PROXY

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.
Date	SCU_14149B

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on May 26, 2004 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, my voting preference for the shares held in my Plan are as follows:

The election of four (4) Directors. The nominees are:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1 Brian D. Jellison 2 W. Lawrence Banks 3 David W. Devonshire 4. John F. Fort III	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s Name on the line below.

The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

To transact any other business properly brought before the meeting.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Please date and sign the reverse side of this card.

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

April 12, 2004

Dear Roper Industries, Inc. Roper Industries, Inc. Employee Stock Purchase Plan (the “Plan”) Participant:

Please find enclosed Roper’s 2003 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their May 26, 2004 Annual Meeting.

As a participant in the Plan by virtue of your employment you have made contributions from your cash compensation for the purchase of shares of Roper’s Common Stock All shares of Roper Common Stock held for the benefit of you and the other Plan participants as of the record date (March 31, 2004) for the 2004 Annual Meeting of Shareholders and not withdrawn from the Plan (“Plan Shares”) will be officially voted by an affiliate of Roper’s transfer agent, Wachovia Bank (“Wachovia”), in whose name such shares are held for your benefit. In casting its votes, Wachovia will vote only those Plan Shares for which voting preference proxy cards are received from Plan participants, and will vote in accordance with those preferences of those Plan participants who have invested in Roper Common Stock.

Accordingly, I encourage you to complete the enclosed voting preference card, sign and date it, and return it to Wachovia in the envelope provided. The cards must be received prior to May 24, 2004 in order to be considered by the Plan Trustee.

Sincerely,

Brian D. Jellison

President and CEO

Enclosures

ROPER INDUSTRIES, INC.

EMPLOYEES’ STOCK PURCHASE PLAN PARTICIPANT VOTING PREFERENCE FOR THE

2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs Wachovia Bank of his/her preference that the shares of Roper Industries, Inc. Common Stock held for my benefit under the Plan as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on May 26, 2004 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, my voting preference for the shares held for my benefit under the Plan are as follows:

1.	The election of four (4) Directors. The nominees are:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	1 Brian D. Jellison 2 W. Lawrence Banks 3 David W. Devonshire 4 John F. Fort III	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s Name on the line below.

		FOR	AGAINST	ABSTAIN
2.	The proposal to approve the Roper Industries, Inc. Amended and Restated 2000 Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To transact any other business properly brought before the meeting.	☐	☐	☐

Please date and sign the reverse side of this card.